SECOND AMENDMENT, dated as of December 12, 2008 (this “Amendment”), to the Amended and Restated Five-Year Competitive Advance and Revolving Credit Facility Agreement, dated as of August 9, 2007 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among The Hartford Financial Services Group, Inc. (the “Company”), the Borrowing Subsidiaries from time to time party thereto, the lenders named therein, and Bank of America, N.A., as administrative agent for the lenders (the “Administrative Agent”).

WHEREAS, the Company, the Administrative Agent and the Lenders have agreed to amend the Credit Agreement as set forth below.

NOW, THEREFORE, in consideration of the foregoing and of the mutual agreements set forth herein, the parties hereto, intending to be legally bound, agree as follows:

SECTION 1. Defined Terms. Each capitalized term used but not defined herein shall have the meaning assigned to it in the Credit Agreement as amended hereby.

SECTION 2. Amendment to Credit Agreement. Section 5.11(d) of the Credit Agreement shall be replaced in its entirety by the following:

“(d) any pledge of, or other Lien upon, any assets as security for the payment of any tax, assessment or other similar charge by any Governmental Authority or public body, or as security required by law or governmental regulation as a condition to the transaction of any business or the exercise of any privilege or right, including pledges of or Liens on assets required by law or governmental regulation to be granted to secure borrowings by the Company or any Subsidiary from any Federal Home Loan Bank; provided, that the aggregate outstanding principal amount of secured Indebtedness permitted under this clause (d) shall at no time exceed $1,000,000,000;”

SECTION 3. Representations and Warranties. The Company hereby represents and warrants to each Lender that:

(a) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof and after giving effect to this Amendment, with the same effect as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects as of such earlier date; and

(b) as of the date hereof, no Default or Event of Default has occurred and is continuing.

SECTION 4. Effectiveness. This Amendment shall become effective as of the first date on which the Administrative Agent shall have received duly executed counterparts hereof that, when taken together, bear the authorized signatures of the Company and Lenders constituting at least the Required Lenders.

SECTION 5. Credit Agreement. Except as specifically set forth in this Amendment, the Credit Agreement shall remain in full force and effect.

SECTION 6. Applicable Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

SECTION 7. Counterparts. This Amendment may be executed in counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute a single contract. Delivery of an executed signature page of this Amendment by facsimile transmission or other electronic imaging means shall be as effective as delivery of a manually signed counterpart of this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers of the day and year first written above.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.,
by: /s/ John N. Giamalis
Name: John N. Giamalis
Title: Senior Vice President and Treasurer

BANK OF AMERICA, N.A.,
as Administrative Agent,
by:	/s/ Aamir Saleem
Name: Aamir Saleem
Title: Vice
President

SIGNATURE PAGE TO AMENDMENT DATED AS OF DECEMBER 12, 2008, TO THE HARTFORD FINANCIAL SERVICES GROUP, INC. AMENDED AND RESTATED FIVE-YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT DATED AS OF AUGUST 9, 2007

Name of Lender: ABN AMRO Bank N.V.

by /s/ Andrew C. Salerno

Name:	Andrew C. Salerno
Title: Director
by1	/s/ Alexander M. Blodi

Name:	Alexander M. Blodi
Title:	Managing Director

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT DATED AS OF DECEMBER 12, 2008, TO THE HARTFORD FINANCIAL SERVICES GROUP, INC. AMENDED AND RESTATED FIVE-YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT DATED AS OF AUGUST 9, 2007

Name of Lender: Bank of America N.A.

by /s/ Jason Cassity

Name:	Jason Cassity
Title:	Vice President

by1

Name:

Title:

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT DATED AS OF DECEMBER 12, 2008, TO THE HARTFORD FINANCIAL SERVICES GROUP, INC. AMENDED AND RESTATED FIVE-YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT DATED AS OF AUGUST 9, 2007

Name of Lender: The Bank of New York Mellon

by /s/ Richard G. Shaw

Name:	Richard G. Shaw
Title:	Vice President

by1

Name:

Title:

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT DATED AS OF DECEMBER 12, 2008, TO THE HARTFORD FINANCIAL SERVICES GROUP, INC. AMENDED AND RESTATED FIVE-YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT DATED AS OF AUGUST 9, 2007

Name of Lender: The Bank of Tokyo-Mitsubishi UFJ, Ltd.

New York Branch

by /s/ Glenn Schuermann

Name:	Glenn Schuermann
Title:	Authorized Signatory

by1

Name:

Title:

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT DATED AS OF DECEMBER 12, 2008, TO THE HARTFORD FINANCIAL SERVICES GROUP, INC. AMENDED AND RESTATED FIVE-YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT DATED AS OF AUGUST 9, 2007

Name of Lender: Branch Banking and Trust Company

by /s/ Robert M. Searson

Name:	Robert M. Searson
Title:	Senior Vice President

by1

Name:

Title:

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT DATED AS OF DECEMBER 12, 2008, TO THE HARTFORD FINANCIAL SERVICES GROUP, INC. AMENDED AND RESTATED FIVE-YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT DATED AS OF AUGUST 9, 2007

Name of Lender: CITIBANK N.A.

by /s/ Maria Hackley

Name:	Maria Hackley
Title:	Managing Director

by1

Name:

Title:

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT DATED AS OF DECEMBER 12, 2008, TO THE HARTFORD FINANCIAL SERVICES GROUP, INC. AMENDED AND RESTATED FIVE-YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT DATED AS OF AUGUST 9, 2007

Name of Lender: CREDIT SUISSE

by /s/ Jay Chall

Name:Jay Chall
Title:Director
by1	/s/ Karl Studer

Name:	Karl Studer
Title:	Director

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT DATED AS OF DECEMBER 12, 2008, TO THE HARTFORD FINANCIAL SERVICES GROUP, INC. AMENDED AND RESTATED FIVE-YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT DATED AS OF AUGUST 9, 2007

Name of Lender: Deutsche Bank AG New York Branch

by /s/ Richard Herder

Name:Richard Herder
Title:Managing Director
by1	/s/ Michael Campites

Name:	Michael Campites
Title:	Vice President

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT DATED AS OF DECEMBER 12, 2008, TO THE HARTFORD FINANCIAL SERVICES GROUP, INC. AMENDED AND RESTATED FIVE-YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT DATED AS OF AUGUST 9, 2007

Name of Lender: JPMORGAN CHASE BANK, N.A.

by /s/ Melvin D. Jackson

Name:	Melvin D. Jackson
Title:	Vice President

by1

Name:

Title:

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT DATED AS OF DECEMBER 12, 2008, TO THE HARTFORD FINANCIAL SERVICES GROUP, INC. AMENDED AND RESTATED FIVE-YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT DATED AS OF AUGUST 9, 2007

Name of Lender: Lehman Commercial Paper Inc.

by /s/ Frank P. Turner

Name:	Frank P. Turner
Title:	Authorized Signatory

by1

Name:

Title:

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT DATED AS OF DECEMBER 12, 2008, TO THE HARTFORD FINANCIAL SERVICES GROUP, INC. AMENDED AND RESTATED FIVE-YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT DATED AS OF AUGUST 9, 2007

Name of Lender: The Royal Bank of Scotland plc

by /s/ George Urban

Name:	George Urban
Title:	Vice President

by1

Name:

Title:

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT DATED AS OF DECEMBER 12, 2008, TO THE HARTFORD FINANCIAL SERVICES GROUP, INC. AMENDED AND RESTATED FIVE-YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT DATED AS OF AUGUST 9, 2007

Name of Lender: State Street Bank and Trust Company

by /s/ Deirdre M. Holland

Name:	Deirdre M. Holland
Title:	Vice President

by1

Name:

Title:

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT DATED AS OF DECEMBER 12, 2008, TO THE HARTFORD FINANCIAL SERVICES GROUP, INC. AMENDED AND RESTATED FIVE-YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT DATED AS OF AUGUST 9, 2007

Name of Lender: SUMITOMO MITSUI BANKING CORPORATION

by /s/ Yoshihiro Hyakutome

Name:	Yoshihiro Hyakutome
Title:	General Manager

by1

Name:

Title:

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT DATED AS OF DECEMBER 12, 2008, TO THE HARTFORD FINANCIAL SERVICES GROUP, INC. AMENDED AND RESTATED FIVE-YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT DATED AS OF AUGUST 9, 2007

Name of Lender: SunTrust Bank

by W. Bradley Hamilton

Name: Title:	W. Bradley Hamilton Director

by1

Name:

Title:

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT DATED AS OF DECEMBER 12, 2008, TO THE HARTFORD FINANCIAL SERVICES GROUP, INC. AMENDED AND RESTATED FIVE-YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT DATED AS OF AUGUST 9, 2007

Name of Lender: UBS Loan Finance LLC

by /s/ Irja R. Otsa

Name:Irja R. Otsa
Title:Associate Director
by1	/s/ Richard L. Tavrow

Name:	Richard L. Tavrow
Title:	Director

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT DATED AS OF DECEMBER 12, 2008, TO THE HARTFORD FINANCIAL SERVICES GROUP, INC. AMENDED AND RESTATED FIVE-YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT DATED AS OF AUGUST 9, 2007

Name of Lender: Wachovia Bank, National Assocation

by /s/ Michelle Dagenhart

Name:	Michelle Dagenhart
Title:	Vice President

by1

Name:

Title:

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT DATED AS OF DECEMBER 12, 2008, TO THE HARTFORD FINANCIAL SERVICES GROUP, INC. AMENDED AND RESTATED FIVE-YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT DATED AS OF AUGUST 9, 2007

Name of Lender: Wells Fargo Bank, N.A.

by /s/ David J. Bendel

Name:	David J. Bendel
Title:	Vice President

by1

Name:

Title:

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT DATED AS OF DECEMBER 12, 2008, TO THE HARTFORD FINANCIAL SERVICES GROUP, INC. AMENDED AND RESTATED FIVE-YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT DATED AS OF AUGUST 9, 2007

Name of Lender: William Street Commitment Corporation (Recourse only to the assets of William Street Commitment Corporation)

by /s/ Mark Walton

Name:	Mark Walton
Title:	Authorized Signatory

by1

Name:

Title:

[1]	For any Lender requiring a second signature line.